EXHIBIT 9

                   AMENDED AND RESTATED JOINT FILING AGREEMENT

               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of Medaphis Corporation, and further agree that this Amended and Restated Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned have executed this Amended and Restated Joint Filing Agreement this 7th day of February, 1997.

                                                   s/s  James F. Thacker
                                                   --------------------------------
                                                              James F. Thacker

                                                   JAMES F. THACKER RETAINED
                                                      ANNUITY TRUST

                                                   By: s/s   James F. Thacker
                                                   --------------------------------
                                                        James F. Thacker, as Trustee

                                                   By: s/s   F.I.S. Hull, II
                                                   --------------------------------
                                                        F.I.S. Hull, III, as Trustee

                                                   PAULANNE H. THACKER RETAINED
                                                      ANNUITY TRUST

                                                   By: s/s   James F. Thacker
                                                   --------------------------------
                                                        James F. Thacker, as Trustee

                                                   By: s/s   F.I.S. Hull, III
                                                   --------------------------------
                                                        F.I.S. Hull, III, as Trustee

                                                   s/s   William J. DeZonia
                                                   --------------------------------
                                                          William J. DeZonia

                                                   s/s       Lori T. Caudill
                                                   --------------------------------
                                                             Lori T. Caudill

                                                   s/s   Carol T. Shumaker
                                                   --------------------------------
                                                           Carol T. Shumaker

                                                   s/s   Alyson T. Stinson
                                                   --------------------------------
                                                           Alyson T. Stinson

                                                   s/s      F.I.S. Hull,  III
                                                   --------------------------------
                                                             F.I.S. Hull, III

                                                   EMPIRE INVESTMENT BANKING COMPANY, L.P.

                                                   By: s/s Carol T. Shumaker
                                                       --------------------------------
                                                     Carol T. Shumaker, Managing Partner

                                                   s/o   Jo Anne Maxwell
                                                   --------------------------------
                                                     Jo Anne Maxwell